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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 2007
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                              NeoMagic Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                      000-22009                77-0344424
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


3250 Jay Street, Santa Clara, California                      95054
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(Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code  (408) 988-7020
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

      On September 18, 2007, NeoMagic Corporation (the "Company") received a Nasdaq Staff Determination notice from the Nasdaq Stock Market stating the Company is not in compliance with Nasdaq's Marketplace Rule 4310(c)(14) because the Company has not yet filed its Quarterly Report on Form 10-Q for its quarter ended July 29, 2007. Therefore, the Company's securities are subject to potential delisting.

      The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. Requesting a hearing will stay the delisting until the hearing panel has rendered a decision. There can be no assurances that the hearing panel will grant the Company's request for continued listing.

      On September 21, 2007, the Company issued a press release announcing the receipt of the Staff Determination. A copy of the press release issued by the Company concerning the foregoing is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated September 21, 2007, announcing notification from the Nasdaq Stock Market.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NeoMagic Corporation


Date:  September 21, 2007                /s/ Steven P. Berry
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                                             Steven P. Berry
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release dated September 21, 2007, announcing notification from the Nasdaq Stock Market.